UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2026

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective February 13, 2026, Nicolet Bankshares, Inc. (“Nicolet” or the “Company”) completed its previously announced merger (the “Merger”) with MidWestOne Financial Group, Inc. (“MidWestOne”), pursuant to the terms of the Agreement and Plan of Merger, dated October 23, 2025, by and between Nicolet and MidWestOne (the “Merger Agreement”). At closing, MidWestOne merged with and into Nicolet, with Nicolet surviving the Merger. Immediately following the Merger, MidWestOne’s wholly owned bank subsidiary, MidWestOne Bank, merged with and into Nicolet’s wholly owned bank subsidiary, Nicolet National Bank (the “Bank”) pursuant to the terms of a Plan of Merger by and between the Bank and MidWestOne Bank. Item 1.01 of the Current Report on Form 8-K dated October 23, 2025, and filed by Nicolet with the U.S. Securities and Exchange Commission on October 23, 2025 (the “Prior Form 8-K”) reporting the entry into the Merger Agreement is incorporated by reference.

Pursuant to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of MidWestOne common stock issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.3175 shares of Nicolet common stock.

As a result of the Merger, Nicolet issued approximately 6.6 million shares of Nicolet common stock, valued at $155.19 per share based on the closing stock price of Nicolet’s common stock on the New York Stock Exchange on February 13, 2026.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time of the Merger, and in accordance with the terms of the Merger Agreement, the Nicolet Board of Directors was set at twelve members, consisting of eight individuals selected by Nicolet from the directors of Nicolet immediately prior to the Effective Time, and four individuals selected by Nicolet from the directors of MidWestOne immediately prior to the Effective Time. The eight Nicolet directors selected are as follows: Michael E. Daniels, Robert B. Atwell, John N. Dykema, Donald J. Long, Jr., Oliver Pierce Smith, Susan L. Merkatoris, Glen E. Tellock, and Robert J. Weyers. The four former directors of MidWestOne selected are as follows: Tracy S. McCormick, Carl J. Chaney, Janet E. Godwin, and Matthew J. Hayek.

Ms. McCormick, Mr. Chaney, Ms. Godwin, and Mr. Hayek were not selected as directors of Nicolet pursuant to any other arrangement or understanding with any other persons. Ms. McCormick is expected to serve on Nicolet’s Audit Committee and Nicolet’s Nominating and Corporate Governance Committee, Mr. Chaney is expected to serve on Nicolet’s Nominating and Corporate Governance Committee, and Ms. Godwin is expected to serve on Nicolet’s Audit Committee. Each of the new directors will receive compensation consistent with other non-employee directors, as described in Nicolet’s Proxy Statement.

At the Effective Time of the Merger, and in accordance with the terms of the Merger Agreement, Marcia M. Anderson, Hector Colon, Lynn D. Davis, Christopher J. Ghidorzi, Andrew F. Hetzel, Jr., Brenda L. Johnson, and Dustin J. McClone ceased to be directors of Nicolet. These individuals each ceased to be directors of Nicolet due solely to the terms of the Merger Agreement. Nicolet thanks each of these directors for their service to Nicolet over the last several years.

Item 7.01	Regulation FD Disclosure.

On February 17, 2026, Nicolet issued a press release announcing the completion of the Merger, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of such section. The information in this report on Form 8-K shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Act, or under the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of MidWestOne as of and for the years ended December 31, 2024 and December 31, 2023, and the accompanying notes thereto, were incorporated by reference in Nicolet’s registration statement on Form S-4/A (File No. 333-291780), filed with the Commission on December 17, 2025 (the “Amended Registration Statement”) from MidWestOne’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 11, 2025; and are incorporated herein by reference.

The unaudited consolidated financial statements of MidWestOne as of and for the nine months ended September 30, 2025, and the accompanying notes thereto, were incorporated by reference in Nicolet’s Amended Registration Statement from MidWestOne’s Quarterly Report on Form 10-Q for the quarterly period September 30, 2025, filed with the SEC on November 5, 2025; and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Nicolet as of September 30, 2025, giving effect to the Merger as if it had occurred on September 30, 2025, and the unaudited pro forma condensed combined statements of income of Nicolet for the nine months ended September 30, 2025 and the year ended December 31, 2024, in each case giving effect to the Merger as if it had been completed on January 1, 2024, and the accompanying notes thereto, were included in Nicolet’s Amended Registration Statement beginning on page 11 and are incorporated herein by reference.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger by and between Nicolet Bankshares, Inc. and MidWestOne Financial Group, Inc. (incorporated by reference to the Prior Form 8-K)
23.1	Consent of RSM US LLP
99.1	Press Release, dated February 17, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 19, 2026	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer